THE LAZARD FUNDS, INC.

Lazard Global Equity Income Portfolio

Lazard Capital Allocator Opportunistic Strategies Portfolio

Supplement to Prospectus dated May 1, 2008

The last paragraph beginning on page 23 of the Prospectus and the last paragraph under “Principal Investment Strategies” on page 48 of the Prospectus are each replaced with the following:

The Portfolio may engage in various investment techniques consistent with its investment strategies, such as entering into derivatives transactions including swap agreements, forward currency contracts and options on securities, indexes and currencies, and may lend its portfolio securities.

The second-to-last paragraph under “Principal Investment Risks” on page 24 of the Prospectus and the last paragraph on page 49 of the Prospectus are each replaced with the following:

Derivatives can be illiquid and highly volatile. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance. The Portfolio may enter into derivatives transactions primarily for hedging purposes and also may use these transactions to increase returns. Derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility.

Dated:	June 2, 2008